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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2002

                             ----------------------

                         COMMISSION FILE NUMBER 1-12584

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
DELAWARE                            SHEFFIELD PHARMACEUTICALS, INC.              13-3808303
(State of other jurisdiction of     (Exact name of registrant as specified       (I.R.S. Employer
incorporation or organization)      in its charter)                              Identification No.)

       14528 South Outer Forty Road, Suite 205, St. Louis, Missouri                63017
       ------------------------------------------------------------              ----------
              (Address of principal executive officers)                          (Zip Code)
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        Registrant's telephone number, including area code (314) 579-9899

                                   ----------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

         On September 6, 2002, Sheffield Pharmaceuticals, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number        Description

     99.2 Press Release dated September 6, 2002 issued by Sheffield Pharmaceuticals, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     SHEFFIELD PHARMACEUTICALS, INC.


Dated:  September 6, 2002            By: /s/ Scott A. Hoffmann
                                        ---------------------------------------
                                     Scott A. Hoffmann
                                     Vice President and Chief Financial Officer


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                                INDEX TO EXHIBIT



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
EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
  99.2        Press Release dated September 6, 2002 issued by Sheffield
              Pharmaceuticals, Inc.
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